UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04450
                                   ---------

                        FRANKLIN TEMPLETON GLOBAL TRUST
                        -------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
             (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/04
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


[PHOTO OMITTED]
                                                  OCTOBER 31, 2004
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                                                  A series of Franklin Templeton
                                                  Global Trust

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                      ANNUAL REPORT AND SHAREHOLDER LETTER

                                     INCOME
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                               FRANKLIN TEMPLETON
                               HARD CURRENCY FUND

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                                 [LOGO OMITTED]
                      FRANKLIN o TEMPLETON o MUTUAL SERIES

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                                 [PHOTO OMITTED]
[GRAPHIC OMITTED]

Not part of the annual report

                     Contents

SHAREHOLDER LETTER .........................   1

ANNUAL REPORT

Franklin Templeton Hard
Currency Fund ..............................   3

Performance Summary ........................  10

Your Fund's Expenses .......................  13

Financial Highlights and
Statement of Investments ...................  15

Financial Statements .......................  18

Notes to Financial
Statements .................................  21

Report of Independent
Registered Public
Accounting Firm ............................  32

Tax Designation ............................  33

Board Members and Officers .................  34

Shareholder Information ....................  39

--------------------------------------------------------------------------------


Annual Report

Franklin Templeton
Hard Currency Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Hard Currency Fund seeks to protect against depreciation of the U.S. dollar relative to other currencies. The Fund seeks to achieve its goal by investing at least 80% of its net assets in investments denominated in hard currencies (as defined in the prospectus). The Fund normally invests in high-quality short-term money market instruments and forward currency contracts denominated in foreign hard currencies, which historically have experienced low inflation rates and which, in the Investment Manager's view, follow economic policies conducive to continual low inflation rates and currency appreciation versus the U.S. dollar over the long term.

[SIDEBAR]
--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Templeton Hard Currency Fund covers the fiscal year ended October 31, 2004.

PERFORMANCE OVERVIEW

Franklin Templeton Hard Currency Fund - Class A posted a +9.44% cumulative total return for the 12 months under review. The Fund slightly underperformed its benchmark, the J.P. Morgan 3 Month Global Cash Index, which posted a 10.05% total return for the same period. 1 The Fund typically does not attempt to directly match the composition of the index; thus the results are not directly comparable. As of October 31, 2004, the index included 7.7% in U.S. dollars. The Fund achieved its objective to hedge against the depreciation of the U.S. dollar relative to other currencies and outperformed the U.S. dollar, which fell 7.28% relative to its major U.S. trading partners; meanwhile, the Japanese yen rose 3.86% and the euro was up 10.07% versus the dollar. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

1. Source: J.P. Morgan. The J.P. Morgan 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Source: Federal Reserve Board. The Federal Reserve Board U.S. Trade Weighted Major Currency Dollar Index is a weighted average of the foreign exchange values of the U.S. dollar against a subset of currencies in the broad index that circulate widely outside the country of issue.
THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.

                                                               Annual Report | 3

ECONOMIC AND MARKET OVERVIEW

Global growth continued to improve over the fiscal year, led by the U.S. and Asia. Macroeconomic imbalances persisted, however, compounded by rising oil prices. Oil surged 78% during the Fund's fiscal year, reaching more than $50 per barrel. The sudden rise in oil prices sparked concern over the durability of industrial economies' recovery.

In the U.S., downward pressure remained on the dollar throughout the period, despite modest economic growth and rising U.S. interest rates, primarily due to further weakening in the U.S. balance-of-payments position as well as concern over future growth rates. The upswing in global demand over the period was favorable for U.S. exports, which expanded at double-digit rates. However, the U.S. trade and current account balances realized record deficit levels as import volume continued to exceed exports. As the trade deficit deteriorated throughout the fiscal year it reached a monthly level of $52 billion in September 2004, just three months after the U.S. current account deficit deteriorated to 5.7% of gross domestic product (GDP). 3 The current account required more than $500 billion in financing, which was primarily attained through purchases of U.S. bonds by foreigners. U.S. interest rates began to rise over the period, as the Federal Reserve Board raised the federal funds target rate from 1.00% to 1.75% beginning in the summer of 2004, citing diminished risks of deflation and imminent inflationary pressures that prompted the gradual removal of accommodative monetary policy.

Economic growth, as measured by GDP, firmed in the 12-nation euro zone over the period, reaching 1.9% for the 12 months ended September 30, 2004, driven by export demand. 4 Weak domestic demand and relatively strong currency limited the need for the European Central Bank (ECB) to begin tightening monetary policy. Thus, the euro zone's reference rate was unchanged throughout the duration of the Fund's fiscal year, at 2.00%. Growth among other (non-euro) European economies proved more dynamic throughout the course of the period. While underlying inflationary pressures remained limited in Norway and Sweden, economic growth from June 2003 to June 2004 accelerated to annualized GDPs of 4.1% and 3.6%. 5 The lagging

[SIDEBARS]
--------------------------------------------------------------------------------
  What is balance of payments?
  Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  What is a current account?
  A current account is that part of the balance of payments where all of one country's international transactions in goods, services, income and transfers are recorded.
--------------------------------------------------------------------------------

3. Source: U.S. Bureau of Economic Analysis.
4. Source: Eurostat.
5. Sources:
Statistics Norway; Statistics Sweden.

4 | Annual Report

ASSET ALLOCATION BY CURRENCY
Based on Total Net Assets as of 10/31/04

[GRAPHIC OMITTED]
European Monetary Unit (euro)                 23.2%
New Zealand Dollar                            15.1%
Canadian Dollar                               10.8%
Swedish Krona                                 10.2%
Australian Dollar                              9.3%
Korean Won                                     5.8%
Thai Baht                                      5.3%
Norwegian Krone                                4.7%
U.S. Dollar                                    4.2%
Danish Krone                                   4.0%
Indonesian Rupiah                              3.4%
Swiss Franc                                    2.6%
Polish Zloty                                   1.4%

effect of past currency weakness and rising oil prices supported overall balance-of-payment conditions in Norway, while global demand and robust productivity supported Sweden's export strength. Norway and Sweden maintained large current account surpluses of 13% and 7%, respectively. 6 While interest rates fell in Norway and Sweden during the year under review, interest rates in Poland rose 125 basis points (100 basis points equal 1.00%) over the period to 6.50%. 7 Interest rates began to adjust to strong growth conditions and some indication of building inflationary pressures. Poland's economic growth reached 6.1% through June 2004, led by buoyant exports supported by strong demand within the euro zone and a competitive currency. 4

Growth in Asia was characterized by strong regional growth dynamics. Robust domestic demand and export strength bolstered balance-of-payment positions in countries such as China and Thailand. Both countries experienced building inflationary pressures, prompting the monetary authorities to raise interest rates or implement administrative measures to maintain low inflation. China raised interest rates 27 basis points to 5.58%, the country's first interest rate increase in nine years, and Chinese authorities took measures to restrict credit extension in certain sectors and industries. 8 The Thai central bank raised rates twice during the period by a cumulative 50 basis points to 1.75%. 9 Similarly, interest rates moved upward in Australia and New Zealand where higher commodity prices and continued strength in domestic demand prompted the central banks to raise interest rates to 5.25% and 6.50%, respectively. 10 While Asia's domestic growth conditions came to the forefront during the Fund's fiscal year given the recent interest rate moves, the region's balance-of-payment conditions facilitating international reserve accumulation remained intact. Despite halting currency interventions to slow the Japanese yen's appreciation against the U.S. dollar midway through the reporting period, Japan's foreign currency reserves rose $212 billion, or 35%, in just 12 months. 11 Similarly, China's international reserves rose 34% during the period and South Korea's 23%. 12

6. Sources: Statistics Norway; Sveriges Riksbank.
7. Source: National Bank of Poland.
8. Source: People's Bank of China.
9. Source: Bank of Thailand.
10. Sources: Reserve Bank of Australia; Reserve Bank of New Zealand.
11. Source: Ministry of Finance, Japan.
12. Sources: National Bureau of Statistics, China; Bank of Korea.

                                                               Annual Report | 5

INVESTMENT STRATEGY

In making investments in foreign hard currencies, we focus on countries and markets that historically have experienced low inflation rates and, in our opinion, follow economic policies favorable to continued low inflation rates and currency appreciation versus the U.S. dollar over the long term.

MANAGER'S DISCUSSION

Over the fiscal year the Fund continued to act as a hedge against U.S. dollar depreciation, and it generated excess total return beyond the extent of the dollar's depreciation. Following two years of decline in the U.S. dollar's value -- largely due to the euro's marked appreciation -- we increased the Fund's diversified holdings away from the euro and into other (non-euro) European and certain Asian currencies with attractive growth, yield and balance-of-payment characteristics that could support potential currency appreciation. This positioning was consistent with an outlook for a weak U.S. dollar over the medium term, given the pressure emerging from the U.S.'s expanding current account deficit and sources of balance-of-payment financing. The Fund's relative underperformance to the benchmark index was due to the Fund's reduced exposure to the euro and lagging currency returns in parts of Asia.

By period-end, the euro remained the Fund's largest currency exposure; however, the euro also represented the Fund's largest reduction in allocation over the period. The euro appreciated 10.07% against the U.S. dollar, driven primarily by dollar weakness. While inflation rates remained near the ECB's targeted maximum level of 2.0%, lagging effects of structural reform hindered euro zone growth prospects over the medium term, and rising oil prices pressured growth expectations over the short term. Thus, prospects for growth and interest rate increases as a source of potential currency strength lagged other areas of Europe.

Outside the euro zone, European currencies generally outperformed the euro over the fiscal year, benefiting the Fund's strategy to diversify currency exposure within Europe, and helping offset the impact of our reduced euro exposure. The Polish zloty returned 18.86% against the U.S. dollar over the period, the Swiss franc 11.82%, the Norwegian krone 11.17%, the Swedish krona 10.27% and the Danish krone 10.08%. Europe's (non-euro) economic

6 | Annual Report
growth was faster and broader in scope than the euro zone's, where growth was limited primarily to the export sector. Poland represented a new currency position for the Fund this reporting period. As one of 10 countries to join the European Union (EU) in May 2004, Poland's growth benefited from increased market share and reduced tariffs in the euro zone, and strong export growth given a competitive currency and rising global demand. In addition, foreign direct investment into Poland increased. Given this favorable economic backdrop, the Fund established a position in Poland after signs of progress on fiscal reform. The zloty also benefited from increased interest rate expectations. However, we believed the currency remained attractive at period-end, given prospects for continued capital inflows attracted to its higher interest rates relative to the euro zone, as well as investment opportunities and demand driven by export growth.

In the Americas, the Fund added exposure to the Canadian dollar, which rose 8.19% during the reporting period. The Canadian dollar was attractive given accelerating economic growth, a growing trade current account surplus that reached 3.5% of GDP, a sustained fiscal surplus balance and rising interest rate expectations. 13 After reducing interest rates during the first half of the Fund's fiscal year, Canada's central bank raised the policy rate by 50 basis points, to 2.50%. 14 Economic growth rebounded in the period, coinciding with a tightening labor market and rising capacity utilization. Additionally, Canada's trade balance reached the second-highest level in three-and-a-half years, as Canadian exports benefited from the global economic upswing and high commodity prices.

Among the Fund's Asia-Pacific currencies, New Zealand's dollar was once again among the best performers over the fiscal year, rising 11.49% against the U.S. dollar and contributing to Fund performance. Notably, the Fund continued to benefit from its lack of exposure to the Japanese yen, which rose only 3.86% against the U.S. dollar over the 12-month period. Other Asian currencies lagged the benchmark index's return and detracted from relative Fund performance. The Australian dollar rose 5.45% and the Korean won 5.72%, while the Thai baht fell 2.80% and the Indonesian rupiah declined 6.48%. Even without the strong domestic demand dynamic seen elsewhere in Asia, South Korea still reached a growth rate of 5.5% through June 2004 largely due to external conditions. 15 South Korea's current account surplus tripled over the period, driven by an impressive trade balance as exports rose 33%.15 South Korea's central bank acted to stimulate domestic growth

13. Source: STCA/Statistics Canada.
14. Source: Bank of Canada.
15. Source: Bank of Korea.

                                                               Annual Report | 7
conditions through a 25-basis-point interest rate reduction, to 3.50%. At period-end the won appeared poised to benefit if domestic demand recovers, and growth seemed likely to be protected in the event of any weakening in external demand. While the Indonesian rupiah ended down for the period overall, the currency rebounded following the conclusion of peaceful and democratic Indonesian presidential elections. As the risk premium experienced in the run-up to the Indonesian elections abates, there is potential for improvements in domestic demand and the foreign investment climate necessary to support further currency gains. Additionally, higher short-term rates generally compensated Fund exposure to Indonesia for exchange rate volatility.

There are special considerations associated with global investing related to market, currency, economic, social and political factors, as discussed in the Fund's prospectus. Because a significant amount of the Fund's assets are denominated in foreign currencies, there is potential for significant gain or loss from currency exchange rate fluctuations. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.

Thank you for your continued participation in Franklin Templeton Hard Currency Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Alex Calvo
--------------

Alex Calvo

[PHOTO OMITTED]

/s/ Michael Hasenstab
---------------------

Michael Hasenstab, Ph.D.

Portfolio Managers
Franklin Templeton Hard Currency Fund

8 | Annual Report

--------------------------------------------------------------------------------
  Please note that although the Fund's Statement of Investments on page 17 of this report indicates the Fund held 33.0% of its total investments in U.S. dollar-denominated assets as of 10/31/04, its net exposure to the U.S. dollar as of that date was only 4.2%. The difference is explained by the Fund's holdings of forward currency exchange contracts (please see Note 7 in the Notes to Financial Statements on page 21 of this report) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are an appropriate strategy when the money market for a particular foreign currency is small or relatively illiquid.
--------------------------------------------------------------------------------

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                               Annual Report | 9

Performance Summary as of 10/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE          10/31/04         10/31/03
--------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.26             $9.85            $9.59
--------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.6149
--------------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE          10/31/04         10/31/03
--------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.26             $9.87            $9.61
--------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/03-10/31/04)
--------------------------------------------------------------------------------------------------------
  Dividend Income                       $0.6555
--------------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES
SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT
INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +9.44%           +27.74%          +14.97%
  Average Annual Total Return 2                         +6.99%            +4.54%           +1.17%
  Value of $10,000 Investment 3                        $10,699           $12,485          $11,239
  Avg. Ann. Total Return (9/30/04) 4                    +5.13%            +3.85%           +1.15%
--------------------------------------------------------------------------------------------------------
     Distribution Rate5                   1.00%
     30-Day Standardized Yield 6          1.36%
--------------------------------------------------------------------------------------------------------
  ADVISOR CLASS 7                                       1-YEAR            5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +9.89%           +30.04%          +18.05%
  Average Annual Total Return 2                         +9.89%            +5.39%           +1.67%
  Value of $10,000 Investment 3                        $10,989           $13,004          $11,805
  Avg. Ann. Total Return (9/30/04) 4                    +8.01%            +4.68%           +1.63%
--------------------------------------------------------------------------------------------------------
     Distribution Rate 5                  1.57%
--------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield 6          1.78%
--------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/1/94-10/31/04)

               Franklin Templeton             JP Morgan 3 Month
Date       Hard Currency Fund - Class A      Global Cash Index 8
11/94              $ 9,776                        $10,000
                     9,548                          9,757
                     9,660                          9,838
                     9,781                          9,969
                    10,056                         10,142
                    10,788                         10,583
                    10,817                         10,665
                    10,708                         10,644
                    10,858                         10,790
                    10,766                         10,959
                    10,122                         10,602
                    10,364                         10,855
10/95               10,430                         10,975
                    10,233                         10,890
                    10,299                         10,998
                     9,985                         10,765
                    10,132                         10,968
                    10,084                         11,008
                     9,852                         10,888
                     9,791                         10,954
                     9,819                         11,019
                    10,137                         11,233
                    10,100                         11,283
                     9,827                         11,158
10/96                9,805                         11,287
                     9,679                         11,269
                     9,576                         11,247
                     9,080                         10,769
                     8,913                         10,599
                     8,967                         10,683
                     8,748                         10,452
                     9,076                         10,646
                     8,957                         10,594
                     8,577                         10,262
                     8,647                         10,385
                     8,794                         10,548
10/97                8,994                         10,738
                     8,738                         10,529
                     8,578                         10,358
                     8,602                         10,322
                     8,687                         10,426
                     8,373                         10,314
                     8,494                         10,530
                     8,445                         10,492
                     8,324                         10,447
                     8,338                         10,487
                     8,513                         10,511
                     8,894                         10,982
10/98                9,392                         11,237
                     9,059                         11,082
                     9,423                         11,267
                     9,151                         11,138
                     8,915                         10,876
                     8,824                         10,833
                     8,687                         10,794
                     8,605                         10,710
                     8,504                         10,657
                     8,807                         10,974
                     8,743                         10,939
                     8,854                         11,093
10/99                8,798                         11,037
                     8,623                         10,786
                     8,633                         10,836
                     8,316                         10,653
                     8,195                         10,521
                     8,401                         10,585
                     8,035                         10,205
                     8,129                         10,275
                     8,382                         10,594
                     8,118                         10,340
                     7,930                         10,134
                     7,884                         10,050
10/00                7,618                          9,784
                     7,760                          9,940
                     8,094                         10,529
                     8,027                         10,480
                     7,912                         10,358
                     7,586                         10,004
                     7,644                         10,127
                     7,499                          9,904
                     7,411                          9,893
                     7,625                         10,127
                     7,897                         10,457
                     7,984                         10,441
10/01                7,906                         10,399
                     7,857                         10,401
                     7,768                         10,353
                     7,541                         10,136
                     7,601                         10,204
                     7,708                         10,322
                     7,947                         10,604
                     8,225                         10,983
                     8,504                         11,461
                     8,454                         11,380
                     8,474                         11,446
                     8,545                         11,499
10/02                8,626                         11,571
                     8,707                         11,642
                     9,147                         12,109
                     9,357                         12,372
                     9,473                         12,474
                     9,515                         12,594
                     9,663                         12,872
                    10,107                         13,435
                     9,979                         13,303
                     9,820                         13,057
                     9,724                         12,917
                    10,173                         13,612
10/03               10,269                         13,727
                    10,526                         14,066
                    10,910                         14,663
                    10,853                         14,548
                    10,910                         14,561
                    10,828                         14,548
                    10,499                         14,149
                    10,590                         14,370
                    10,560                         14,353
                    10,515                         14,272
                    10,663                         14,418
                    10,942                         14,725
10/04               11,239                         15,106

ADVISOR CLASS (11/1/94-10/31/04) 7


               Franklin Templeton
               Hard Currency Fund             JP Morgan 3 Month
Date            - Advisor Class              Global Cash Index 3
11/94               $10,000                       $10,000
                     9,767                          9,757
                     9,882                          9,838
                    10,005                          9,969
                    10,287                         10,142
                    11,035                         10,583
                    11,065                         10,665
                    10,954                         10,644
                    11,107                         10,790
                    11,013                         10,959
                    10,354                         10,602
                    10,602                         10,855
10/95               10,670                         10,975
                    10,467                         10,890
                    10,536                         10,998
                    10,214                         10,765
                    10,365                         10,968
                    10,315                         11,008
                    10,078                         10,888
                    10,016                         10,954
                    10,044                         11,019
                    10,370                         11,233
                    10,331                         11,283
                    10,052                         11,158
10/96               10,030                         11,287
                     9,901                         11,269
                     9,796                         11,247
                     9,307                         10,769
                     9,129                         10,599
                     9,195                         10,683
                     8,964                         10,452
                     9,302                         10,646
                     9,191                         10,594
                     8,794                         10,262
                     8,866                         10,385
                     9,017                         10,548
10/97                9,224                         10,738
                     8,963                         10,529
                     8,802                         10,358
                     8,828                         10,322
                     8,917                         10,426
                     8,597                         10,314
                     8,731                         10,530
                     8,673                         10,492
                     8,330                         10,447
                     8,566                         10,487
                     8,756                         10,511
                     9,163                         10,982
10/98                9,676                         11,237
                     9,345                         11,082
                     9,724                         11,267
                     9,443                         11,138
                     9,200                         10,876
                     9,097                         10,833
                     8,966                         10,794
                     8,881                         10,710
                     8,764                         10,657
                     9,076                         10,974
                     9,010                         10,939
                     9,135                         11,093
10/99                9,078                         11,037
                     8,897                         10,786
                     8,910                         10,836
                     8,584                         10,653
                     8,459                         10,521
                     8,676                         10,585
                     8,299                         10,205
                     8,395                         10,275
                     8,662                         10,594
                     8,388                         10,340
                     8,194                         10,134
                     8,152                         10,050
10/00                7,878                          9,784
                     8,025                          9,940
                     8,366                         10,529
                     8,307                         10,480
                     8,188                         10,358
                     7,848                         10,004
                     7,908                         10,127
                     7,768                          9,904
                     7,684                          9,893
                     7,905                         10,127
                     8,177                         10,457
                     8,282                         10,441
10/01                8,201                         10,399
                     8,150                         10,401
                     8,068                         10,353
                     7,833                         10,136
                     7,895                         10,204
                     8,003                         10,322
                     8,261                         10,604
                     8,550                         10,983
                     8,845                         11,461
                     8,793                         11,380
                     8,814                         11,446
                     8,898                         11,499
10/02                8,993                         11,571
                     9,066                         11,642
                     9,534                         12,109
                     9,753                         12,372
                     9,884                         12,474
                     9,937                         12,594
                    10,081                         12,872
                    10,554                         13,435
                    10,419                         13,303
                    10,252                         13,057
                    10,164                         12,917
                    10,630                         13,612
10/03               10,741                         13,727
                    11,011                         14,066
                    11,418                         14,663
                    11,359                         14,548
                    11,418                         14,561
                    11,345                         14,548
                    11,002                         14,149
                    11,109                         14,370
                    11,066                         14,353
                    11,030                         14,272
                    11,197                         14,418
                    11,482                         14,725
10/04               11,805                         15,106

                                                              Annual Report | 11

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. THE FUND'S ASSETS ARE LARGELY INVESTED IN FOREIGN CURRENCIES, AND THEREFORE INVOLVE POTENTIAL FOR SIGNIFICANT GAIN OR LOSS FROM CURRENCY EXCHANGE RATE FLUCTUATIONS. THE FUND DOES NOT SEEK TO MAINTAIN A STABLE NET ASSET VALUE AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR A U.S. DOLLAR MONEY MARKET FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a higher initial sales charge; thus actual total returns would have been lower.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Advisor Class) per share on 10/31/04.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/04.
7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +20.51% and +2.41%.
8. Source: J.P. Morgan. The J.P. Morgan 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality.

12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and
o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

o The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                  VALUE 4/30/04     VALUE 10/31/04  PERIOD* 4/30/04 -10/31/04
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,070.50               $6.35
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,019.00               $6.19
-------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,073.00               $4.32
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,020.96               $4.22
-------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 1.22% and
Advisor: 0.83%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

14 | Annual Report

Franklin Templeton Global Trust

FINANCIAL HIGHLIGHTS


FRANKLIN TEMPLETON HARD CURRENCY FUND

                                                                        --------------------------------------------------------
                                                                                            YEAR ENDED OCTOBER 31,
CLASS A                                                                     2004         2003       2002        2001        2000
                                                                        --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................     $9.59        $8.56      $8.08       $8.02       $9.52
                                                                        --------------------------------------------------------
Income from investment operations:
 Net investment income a .............................................       .09          .11       .09 d        .31        .42
 Net realized and unrealized gains (losses) ..........................       .78         1.46       .63 d       (.01)      (1.68)
                                                                        --------------------------------------------------------
Total from investment operations .....................................       .87         1.57        .72         .30       (1.26)
                                                                        --------------------------------------------------------
Less distributions from:
 Net investment income ...............................................      (.61)        (.54)      (.24)       (.14)         --
 Tax return of capital ...............................................        --           --         --        (.10)       (.24)
                                                                        --------------------------------------------------------
Total distributions ..................................................      (.61)        (.54)      (.24)       (.24)       (.24)
                                                                        --------------------------------------------------------
Redemption fees ......................................................        -- c         --         --          --          --
                                                                        --------------------------------------------------------
Net asset value, end of year .........................................     $9.85        $9.59      $8.56       $8.08       $8.02
                                                                        ========================================================

Total return b .......................................................     9.44%       19.05%      9.11%       3.78%    (13.42)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................  $211,098     $143,715    $50,622     $29,071     $33,580
Ratios to average net assets:
 Expenses ............................................................     1.24%        1.32%      1.50%       1.49%       1.29%
 Net investment income ...............................................      .95%        1.19%      1.10% d     3.78%       4.73%
Portfolio turnover rate ..............................................      .00%         .00%     76.27%      25.59%      54.69%

aBased on average daily shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cAmount is less than $0.001 per share.
dEffective November 2001, the Fund adopted the provisions of the AICPA Audit and
Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
  Net investment income per share                                 $(0.05)
  Net realized and unrealized (gains/losses) per share              0.05
  Ratio of net investment income to average net assets              (.61)%
  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

                         Annual Report | See notes to financial statements. | 15

Franklin Templeton Global Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN TEMPLETON HARD CURRENCY FUND

                                                                        --------------------------------------------------------
                                                                                         YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                               2004         2003        2002       2001        2000
                                                                        --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................................     $9.61        $8.58       $8.09      $8.03       $9.53
                                                                        --------------------------------------------------------
Income from investment operations:
 Net investment income a .............................................       .13          .14         .12 d      .32         .37
 Net realized and unrealized gains (losses) ..........................       .79         1.46         .64 d      .01       (1.61)
                                                                        --------------------------------------------------------
Total from investment operations .....................................       .92         1.60         .76        .33       (1.24)
                                                                        --------------------------------------------------------
Less distributions from:
 Net investment income ...............................................      (.66)        (.57)       (.27)      (.17)         --
 Tax return of capital ...............................................        --           --          --       (.10)       (.26)
                                                                        --------------------------------------------------------
Total distributions ..................................................      (.66)        (.57)       (.27)      (.27)       (.26)
                                                                        --------------------------------------------------------
Redemption fees ......................................................        -- c         --          --         --          --
                                                                        --------------------------------------------------------
Net asset value, end of year .........................................     $9.87        $9.61       $8.58      $8.09       $8.03
                                                                        ========================================================

Total return b .......................................................     9.89%       19.45%       9.65%      4.10%    (13.22)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................................   $22,442      $10,163      $1,724       $450         $75
Ratios to average net assets:
 Expenses ............................................................      .84%         .92%       1.09%      1.17%       1.06%
 Net investment income ...............................................     1.35%        1.59%       1.51% d    4.00%       4.13%
Portfolio turnover rate ..............................................      .00%         .00%      76.27%     25.59%      54.69%

aBased on average daily shares outstanding.
bTotal return is not annualized for periods less than one year.
cAmount is less than $0.001 per share.
dEffective November 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
  Net investment income per share                                 $(0.05)
  Net realized and unrealized (gains/losses) per share              0.05
  Ratio of net investment income to average net assets              (.61)%
  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

16 | See notes to financial statements. | Annual Report

Franklin Templeton Global Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2004

-------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TEMPLETON HARD CURRENCY FUND                                              PRINCIPAL AMOUNT a       VALUE
-------------------------------------------------------------------------------------------------------------------------
  GOVERNMENT SECURITIES 67.1%
  Belgium Treasury Bill, 2.03% - 2.22%, 11/18/04 - 7/14/05 ........................     7,950,000 EUR      $ 10,129,918
  Canada Treasury Bill, 2.199% - 2.800%, 1/13/05 - 8/11/05 ........................    29,660,000 CAD        24,095,425
  Denmark Treasury Bill, 2.040% - 2.135%, 11/01/04 - 2/01/05 ......................    54,715,000 DKK         9,404,428
  Dutch Treasury Bill, 1.962% - 2.054%, 12/15/04 - 1/31/05 ........................     5,900,000 EUR         7,517,778
  French Treasury Bill, 2.03%, 1/13/05 ............................................     7,500,000 EUR         9,553,694
  German Treasury Bill, 2.015% - 2.030%, 12/15/04 - 1/12/05 .......................     6,000,000 EUR         7,651,511
  Italy Treasury Bill, 1.975% - 2.045%, 2/15/05 - 3/15/05 .........................     3,950,000 EUR         5,018,322
  Kingdom of Norway, 5.75%, 11/30/04 ..............................................    25,000,000 NOK         3,940,743
  New Zealand Treasury Bill, 5.95% - 6.29%, 11/10/04 - 6/22/05 ....................    50,450,000 NZD        34,162,174
  Norwegian Treasury Bill, 1.590% - 1.763%, 12/15/04 - 6/15/05 ....................    44,940,000 NOK         7,042,793
  Portugal Treasury Bill, 2.045% - 2.290%, 1/21/05 - 7/22/05 ......................     9,820,000 EUR        12,393,792
  Republic of Hellenic, 5.95%, 3/24/05 ............................................     1,500,000 EUR         1,947,050
  Sweden Treasury Bill, 1.96% - 2.65%, 12/15/04 - 3/16/05 .........................   170,505,000 SEK        23,864,530
                                                                                                           --------------
  TOTAL GOVERNMENT SECURITIES (COST $150,365,763) .................................                         156,722,158
                                                                                                           --------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 33.0%
  Federal Home Loan Bank, 0.99%, 11/01/04 .........................................    16,111,000            16,108,731
b U.S. Treasury Bill, 11/04/04 - 12/16/04 .........................................    61,000,000            60,939,630
                                                                                                           --------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $77,049,753) ..................                          77,048,361
                                                                                                           --------------
  TOTAL INVESTMENTS (COST $227,415,516) 100.1% ....................................                         233,770,519
  NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 1.2% ..........................                           2,694,130
  OTHER ASSETS, LESS LIABILITIES (1.3)% ...........................................                          (2,924,600)
                                                                                                           --------------
  NET ASSETS 100.0% ...............................................................                        $233,540,049
                                                                                                           ==============

  CURRENCY ABBREVIATIONS: | CAD - Canadian Dollar | DKK - Danish Krone
                         | EUR - Euro | NOK - Norwegian Krone
                         | NZD - New Zealand Dollar | SEK - Swedish Krona

aThe principal amount is stated in U.S. dollars unless otherwise indicated. bSecurity is traded on a discount basis with a zero coupon.

                         Annual Report | See notes to financial statements. | 17

Franklin Templeton Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2004
                                                            --------------------
                                                             FRANKLIN TEMPLETON
                                                             HARD CURRENCY FUND
                                                            --------------------
Assets:
 Investments in securities:
  Cost ...................................................         $227,415,516
                                                            --------------------
  Value ..................................................          233,770,519
 Cash ....................................................                4,048
 Foreign currency, at value (cost $3,207) ................                3,251
 Receivables:
  Capital shares sold ....................................            2,139,563
  Interest ...............................................              274,136
 Unrealized gain on forward exchange contracts (Note 7) ..            2,738,511
                                                            --------------------
      Total assets .......................................          238,930,028
                                                            --------------------
Liabilities:
 Payables:
  Investment securities purchased ........................            4,729,494
  Capital shares redeemed ................................              354,159
  Affiliates .............................................              203,779
 Distributions to shareholders ...........................               11,981
 Unrealized loss on forward exchange contracts (Note 7) ..               44,381
 Other liabilities .......................................               46,185
                                                            --------------------
      Total liabilities ..................................            5,389,979
                                                            --------------------
        Net assets, at value .............................         $233,540,049
                                                            --------------------
Net assets consist of:
 Undistributed net investment income .....................         $  7,409,846
 Net unrealized appreciation (depreciation) ..............            9,081,349
 Accumulated net realized gain (loss) ....................              (76,108)
 Capital shares ..........................................          217,124,962
                                                            --------------------
        Net assets, at value .............................         $233,540,049
                                                            ====================
CLASS A:
 Net assets, at value ....................................         $211,098,301
                                                            ====================
 Shares outstanding ......................................           21,425,044
                                                            ====================
 Net asset value per share a .............................               $ 9.85
                                                            ====================
 Maximum offering price per share
  (net asset value per share / 97.75%) ...................               $10.08
                                                            ====================
ADVISOR CLASS:
 Net assets, at value ....................................         $ 22,441,748
                                                            ====================
 Shares outstanding ......................................            2,273,896
                                                            ====================
 Net asset value and maximum offering price per share b ..                $9.87
                                                            ====================

aRedemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.
bRedemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

18 | See notes to financial statements. | Annual Report

Franklin Templeton Global Trust

STATEMENT OF OPERATIONS
for the year ended October 31, 2004

                                                                                     ---------------------
                                                                                       FRANKLIN TEMPLETON
                                                                                       HARD CURRENCY FUND
                                                                                     ---------------------
Investment income:
 Interest .........................................................................           $ 4,402,843
                                                                                     ---------------------
Expenses:
 Management fees (Note 3) .........................................................             1,301,695
 Distribution fees (Note 3)
  Class A .........................................................................               722,965
 Transfer agent fees (Note 3) .....................................................               196,000
 Custodian fees (Note 4) ..........................................................                36,305
 Reports to shareholders ..........................................................                33,400
 Registration and filing fees .....................................................                95,300
 Professional fees ................................................................                20,200
 Trustees' fees and expenses ......................................................                 4,500
 Other ............................................................................                 7,000
                                                                                     ---------------------
      Total expenses ..............................................................             2,417,365
      Expense reductions (Note 4) .................................................                (6,984)
                                                                                     ---------------------
        Net expenses ..............................................................             2,410,381
                                                                                     ---------------------
          Net investment income ...................................................             1,992,462
                                                                                     ---------------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
 Investments ......................................................................             7,049,143
 Foreign currency transactions and forward currency contracts .....................             2,780,143
                                                                                     ---------------------
        Net realized gain (loss) ..................................................             9,829,286
 Net change in unrealized appreciation (depreciation) on:
  Investments .....................................................................             3,306,412
  Translation of assets and liabilities denominated in foreign currencies and
   forward currency contracts .....................................................             1,877,254
                                                                                     ---------------------
        Net change in unrealized appreciation (depreciation) ......................             5,183,666
                                                                                     ---------------------
Net realized and unrealized gain (loss) ...........................................            15,012,952
                                                                                     ---------------------
Net increase (decrease) in net assets resulting from operations ...................           $17,005,414
                                                                                     =====================


                         Annual Report | See notes to financial statements. | 19

Franklin Templeton Global Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended October 31, 2004 and 2003

                                                                                           --------------------------------
                                                                                                  FRANKLIN TEMPLETON
                                                                                                  HARD CURRENCY FUND
                                                                                           --------------------------------
                                                                                               2004               2003
                                                                                           --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................  $  1,992,462       $  1,156,798
  Net realized gain (loss) from investments, foreign currency
   transactions and forward currency contracts ..........................................     9,829,286         10,262,162
  Net change in unrealized appreciation (depreciation) on investments and translation of
 assets and liabilities denominated in foreign currencies and forward currency contracts      5,183,666          3,305,721
                                                                                           --------------------------------
      Net increase (decrease) in net assets resulting from operations ...................    17,005,414         14,724,681
 Distributions to shareholders from:
  Net investment income:
   Class A ..............................................................................   (10,713,947)        (4,173,969)
   Advisor Class ........................................................................    (1,153,864)          (241,410)
                                                                                           --------------------------------
 Total distributions to shareholders ....................................................   (11,867,811)        (4,415,379)
 Capital share transactions (Note 2):
   Class A ..............................................................................    62,608,466         83,432,955
   Advisor Class ........................................................................    11,915,116          7,788,821
                                                                                           --------------------------------
 Total capital share transactions .......................................................    74,523,582         91,221,776
 Redemption fees ........................................................................         1,155                 --
                                                                                           --------------------------------
      Net increase (decrease) in net assets .............................................    79,662,340        101,531,078
Net assets:
 Beginning of year ......................................................................   153,877,709         52,346,631
                                                                                           --------------------------------
 End of year ............................................................................  $233,540,049       $153,877,709
                                                                                           ================================
Undistributed net investment income included in net assets:
 End of year ............................................................................  $  7,409,846       $  8,943,181
                                                                                           ================================

20 | See notes to financial statements. | Annual Report

Franklin Templeton Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Hard Currency Fund (the Fund) is a separate, non-diversified series of Franklin Templeton Global Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to protect shareholders against depreciation of the U.S. dollar relative to other currencies by investing at least 80% of its net assets in investments denominated in hard currencies. The Fund normally invests in high-quality, short-term money market instruments and forward contracts denominated in foreign hard currencies, which historically have experienced low inflation rates, and which, in view of the Investment Manager, follow economic policies conducive to continual low inflation rates and currency appreciation versus the U.S. dollar over the long term.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Debt securities, other over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. All security valuation procedures are approved by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

                                                              Annual Report | 21

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and any equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

22 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statement of Changes in Net Assets.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class A and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At October 31, 2004, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

-------------------------------------------------------------------------------------------------------
                                                         YEAR ENDED OCTOBER 31,
                                                2004                                2003
-------------------------------------------------------------------------------------------------------
                                     SHARES            AMOUNT             SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ..................... 17,321,281     $ 165,767,959         17,061,326       $156,166,306
 Shares issued in reinvestment
 of distributions ................    939,352         8,882,912            368,399          3,253,115
 Shares redeemed .................(11,818,045)     (112,042,405)        (8,357,827)       (75,986,466)
-------------------------------------------------------------------------------------------------------
 Net increase (decrease) .........  6,442,588     $  62,608,466          9,071,898       $ 83,432,955
=======================================================================================================
ADVISOR CLASS SHARES:
 Shares sold .....................  2,441,424     $  23,604,422          1,171,569       $ 10,738,897
 Shares issued in reinvestment
 of distributions ................     83,017           785,127             24,566            220,391
 Shares redeemed ................. (1,308,073)      (12,474,433)          (339,659)        (3,170,467)
-------------------------------------------------------------------------------------------------------
 Net increase (decrease) .........  1,216,368     $  11,915,116            856,476       $  7,788,821
=======================================================================================================

                                                              Annual Report | 23

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of the following entities:

----------------------------------------------------------------------------------------
  ENTITY                                                          AFFILIATION
----------------------------------------------------------------------------------------
  Franklin Advisers, Inc. (Advisers)                              Investment manager
  Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.65% per year of the average daily net assets of the Fund.

B. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.45% per year of the average daily net assets of Class A for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

C. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sale of the Fund's shares for the year:

Sales charges received ......................................... $94,102
Contingent deferred sales charges retained ..................... $ 6,116

D. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $196,000, of which $135,531 was paid to Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

24 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

5. INCOME TAXES

At October 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .....................................   $227,535,376
                                                            -------------
Unrealized appreciation .................................   $  6,236,932
Unrealized depreciation .................................         (1,789)
                                                            -------------
Net unrealized appreciation (depreciation) ..............   $  6,235,143
                                                            -------------
Undistributed ordinary income ...........................   $  7,528,752
Undistributed long term capital gains ...................      1,923,988
                                                            -------------
Distributable earnings ..................................   $  9,452,740
                                                            =============

The tax character of distributions paid during the years ended October 31, 2004 and 2003, was as follows:

                                         ---------------------------------------
                                             2004                        2003
                                         ---------------------------------------
Distributions paid from:
 Ordinary income ......................  $ 11,867,811               $ 4,415,379

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discount and premiums.

6. INVESTMENT TRANSACTIONS

There were no purchases or sales of investments (other than short-term securities) for the year ended October 31, 2004.

7. FORWARD CURRENCY CONTRACTS

At October 31, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                              Annual Report | 25

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND


7. FORWARD CURRENCY CONTRACTS (CONTINUED)

--------------------------------------------------------------------------------------------------------------
                                                                 IN             SETTLEMENT         UNREALIZED
  CONTRACTS TO BUY                                          EXCHANGE FOR           DATE               GAIN
--------------------------------------------------------------------------------------------------------------
     540,000,000 Korean Won .........................   U.S. $   453,020          11/22/04    U.S. $   28,787
       1,100,000 Australian Dollar ..................            750,750          11/22/04             70,512
  27,000,000,000 Indonesian Rupiah ..................          2,886,157          11/24/04             77,576
   1,000,000,000 Korean Won .........................            840,619          11/26/04             51,447
      24,900,000 Australian Dollar ..................         17,262,423          12/17/04          1,283,806
     365,000,000 Thailand Baht ......................          8,848,485          12/20/04             44,703
     463,600,000 Korean Won .........................            400,000          12/29/04             12,899
       7,000,000 Polish Zloty .......................          1,878,287           1/13/05            168,100
         700,000 Polish Zloty .......................            188,496           1/18/05             16,011
       1,600,000 Australian Dollar ..................          1,133,440           1/18/05             54,941
       1,400,000 Canadian Dollar ....................          1,111,111           1/20/05             36,579
   1,400,000,000 Korean Won .........................          1,221,108           1/24/05             24,582
   6,000,000,000 Indonesian Rupiah ..................            645,856           1/26/05              8,163
   3,450,000,000 Korean Won .........................          2,940,675           1/26/05            128,834
       1,551,600 Australian Dollar ..................          1,149,999           1/28/05              1,475
  22,320,000,000 Indonesian Rupiah ..................          2,349,226           2/28/05             75,203
     465,840,000 Korean Won .........................            400,000           2/28/05             14,239
  19,100,000,000 Indonesian Rupiah ..................          2,006,724           3/01/05             67,724
   8,380,000,000 Korean Won .........................          7,271,150           3/17/05            178,593
       6,200,000 Swiss Franc ........................          4,924,543           3/17/05            297,536
       1,833,550 Polish Zloty .......................            500,000           3/17/05             31,893
       2,100,000 Australian Dollar ..................          1,500,030           4/14/05             48,814
       1,991,865 Polish Zloty .......................            570,000           4/27/05              4,969
       1,400,000 Swiss Franc ........................          1,170,246           4/29/05             11,125
                                                             -----------                           ----------
                                                        U.S. $62,402,345                            2,738,511
                                                             ===========                           ----------
         Unrealized gain on forward exchange contracts                                        U.S. $2,738,511
                                                                                                   ----------
--------------------------------------------------------------------------------------------------------------
                                                                 IN             SETTLEMENT         UNREALIZED
  CONTRACTS TO BUY                                          EXCHANGE FOR           DATE               LOSS
--------------------------------------------------------------------------------------------------------------
     140,000,000 Thailand Baht ......................   U.S. $ 3,429,691          11/22/04    U.S. $  (18,718)
       1,660,170 New Zealand Dollar .................          1,150,000           1/28/05            (25,663)
                                                             -----------                           ----------
                                                        U.S. $ 4,579,691                              (44,381)
                                                             ===========                           ----------
    Unrealized loss on forward exchange contracts ........................................            (44,381)
                                                                                                   ----------
              Net unrealized gain on forward exchange contracts ..........................    U.S. $2,694,130
                                                                                                   ==========

26 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

8. REGULATORY MATTERS

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS
A. INVESTIGATIONS

As part of various investigations by the Securities and Exchange Commission ("SEC"), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, Inc. ("NASD") relating to certain practices in the mutual fund industry, including late trading, market timing and market support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees provided documents and information in response to these requests and subpoenas. In addition, the Company has responded, and in one instance, is currently responding to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

Franklin Templeton Investments Corp. ("FTIC"), a Company subsidiary and the investment manager of Franklin Templeton's Canadian mutual funds, has been cooperating with and responding to requests for information from the Ontario Securities Commission (the "OSC") relating to the OSC's review of frequent trading practices within the Canadian mutual fund industry. On December 10, 2004, FTIC received a letter indicating that the staff of the OSC is contemplating enforcement proceedings against FTIC before the OSC. In its letter, the OSC staff expressed the view that, over the period of February 1999 to February 2003, there were certain accounts that engaged in a frequent trading market timing strategy in certain funds being managed by FTIC. The letter also gave FTIC the opportunity to respond to the issues raised in the letter and to provide the OSC staff with additional information relevant to these matters. The Company expects to enter into discussions with the OSC staff in an effort to resolve the issues raised in the OSC's review. The Company cannot predict the likelihood of whether those discussions will result in a settlement, or the terms of any such settlement.

                                                              Annual Report | 27

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

8. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

A. INVESTIGATIONS (CONTINUED)

On December 9, 2004, the staff of the NASD informed the Company that it has made a preliminary determination to recommend a disciplinary proceeding against Franklin/Templeton Distributors, Inc. ("FTDI"), alleging that FTDI violated certain NASD rules by the use of directed brokerage commissions to pay for sales and marketing support. FTDI has also received a separate letter from the NASD staff advising FTDI of the NASD staff's preliminary determination to recommend a disciplinary proceeding against FTDI alleging violation of certain NASD rules relating to FTDI's Top Producers program. The Company believes that any such charges are unwarranted.

B. SETTLEMENTS

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc. reached an agreement with the SEC that resolved the issues resulting from the SEC's investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The SEC Order also requires Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to the administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

28 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

8. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)
B. SETTLEMENTS (CONTINUED)

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statement of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that FTDI reached an agreement with the California Attorney General's Office ("CAGO"), resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. The Company believes that the settlement of the CAGO matter is in the best interest of the Company and its fund shareholders. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Order").

                                                              Annual Report | 29

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

8. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS AND SETTLEMENTS (CONTINUED)
B. SETTLEMENTS (CONTINUED)

The Company believes that the settlement of this matter is in the best interest of the Company and its fund shareholders. Under the terms of the Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS
The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Various subsidiaries of Franklin Resources Inc., as well as certain funds managed by those subsidiares, have also been named in multiple lawsuits filed in state courts in Illinois. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Massachusetts administrative complaint described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or the Company. Additionally, FTIC was recently served with a class action market timing complaint in Quebec, Canada.

In addition, the Company, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees. These lawsuits are styled as class actions and derivative actions brought on behalf of certain funds.

30 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of the funds' shareholders.

                                                              Annual Report | 31

Franklin Templeton Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TEMPLETON HARD CURRENCY
FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Templeton Hard Currency Fund (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 15, 2004

32 | Annual Report

Franklin Templeton Global Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN TEMPLETON HARD CURRENCY FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $1,923,988 as a capital gain dividend for the fiscal year ended October 31, 2004.

                                                              Annual Report | 33

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

---------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (83)      Trustee       Since 1993                113                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
--------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)          Trustee       Since 1993                142                        Director, Bar-S Foods
 One Franklin Parkway                                                                              (meat packing company).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
 Chairman of the Board, General Host Corporation (nursery and craft centers)
 (until 1998).
--------------------------------------------------------------------------------------------------------------------------
 ROBERT F. CARLSON (76)         Trustee       Since April 2003          49                         None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Member and past President, Board of Administration, California Public
 Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
 California; and Chief Counsel, California Department of Transportation.
--------------------------------------------------------------------------------------------------------------------------

 S. JOSEPH FORTUNATO (72)       Trustee       Since 1993                143                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
--------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (75)         Trustee       Since 1993                115                        Director, The California
 One Franklin Parkway                                                                              Center for Land Recycling
 San Mateo, CA 94403-1906                                                                          (redevelopment).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company
 (venture capital).
--------------------------------------------------------------------------------------------------------------------------

34 | Annual Report

---------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*                    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (76)        Trustee        Since 1993                142                        Director, White Mountains
 One Franklin Parkway                                                                              Insurance Group, Ltd. (holding
 San Mateo, CA 94403-1906                                                                          company); Martek Biosciences
                                                                                                   Corporation; MedImmune, Inc.
                                                                                                   (biotechnology); and
                                                                                                   Overstock.com (Internet
                                                                                                   services); and FORMERLY,
                                                                                                   Director, MCI Communication
                                                                                                   Corporation (subsequently
                                                                                                   known as MCI WorldCom, Inc.
                                                                                                   and WorldCom, Inc.)
                                                                                                   (communications services)
                                                                                                   (1988-2002) and Spacehab, Inc.
                                                                                                   (aerospace services)
                                                                                                   (1994-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River
 Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
 President, National Association of Securities Dealers, Inc. (1970-1987).
--------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS


---------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*                    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)     Trustee and    Since 1993                142                        None
 One Franklin Parkway          Chairman
 San Mateo, CA 94403-1906      of the Board

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin
 Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.;
 Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
 Resources, Inc. and of 46 of the investment companies in Franklin Templeton
 Investments.
--------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (64) Trustee,       Trustee since             125                        None
 One Franklin Parkway          President      1993 and
 San Mateo, CA 94403-1906      and Chief      President and
                               Executive      Chief Executive
                               Officer-       Officer-
                               Investment     Investment
                               Management     Management
                                              since 2002

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
 Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
 Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 35

---------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*                    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (59)          Vice           Since 1993       Not Applicable                      None
 One Franklin Parkway          President
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
 Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
 Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (52)           Chief
 One Franklin Parkway          Compliance     Since            Not Applicable                      None
 San Mateo, CA 94403-1906      Officer        July 2004

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin
 Resources, Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
--------------------------------------------------------------------------------------------------------------------------
 LAURA FERGERSON (42)          Treasurer      Since July 2004  Not Applicable                      None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 34 of the investment companies in Franklin Templeton Investments;
 and FORMERLY, Director and member of Audit and Valuation Committees, Runkel
 Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President,
 Franklin Templeton Services, LLC (1997-2003).
--------------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN (44)       Vice           Since 1995       Not Applicable                      None
 One Franklin Parkway          President
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice
 President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive
 Vice President, Chief Financial Officer and Director, Templeton Worldwide,
 Inc.; Executive Vice President and Chief Operating Officer, Templeton
 Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and
 Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin
 Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (57)         Senior Vice    Since 2002       Not Applicable                      None
 500 East Broward Blvd.        President
 Suite 2100                    and Chief
 Fort Lauderdale,              Executive
 FL 33394-3091                 Officer-
                               Finance and
                               Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------

36 | Annual Report

---------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                              LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*                    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (57)            Vice           Since 2000       Not Applicable                      None
 One Franklin Parkway          President
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 President, Chief Executive Officer and Director, Property Resources Equity
 Trust (until 1999) and Franklin Select Realty Trust (until 2000).
--------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (57)         Vice           Since 2000       Not Applicable                      None
 One Franklin Parkway          President
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
 Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment
 Advisory Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin
 Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton
 Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
 FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman,
 Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995);
 Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
--------------------------------------------------------------------------------------------------------------------------

 MICHAEL O. MAGDOL (67)        Vice President Since 2002       Not Applicable                      Director, FTI Banque,
 600 Fifth Avenue              - AML                                                               Arch Chemicals, Inc.
 Rockefeller Center            Compliance                                                          and Lingnan Foundation.
 New York, NY 10020-2302

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
 International; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)        Vice President Since 2000       Not Applicable                      None
 One Franklin Parkway          and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia)
 Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
--------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 37

---------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS         POSITION         TIME SERVED      BY BOARD MEMBER*                  OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
 GALEN G. VETTER (53)          Chief Financial  Since May 2004   Not Applicable                    None
 500 East Broward Blvd.        Officer
 Suite 2100                    and Chief
 Fort Lauderdale, FL           Accounting
 33394-3091                    Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments;
 Senior Vice President, Franklin Templeton Services, LLC; FORMERLY, Managing
 Director, RSM McGladrey, Inc.; Partner, McGladrey & Pullen, LLP.
--------------------------------------------------------------------------------------------------------------------------

**We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.

--------------------------------------------------------------------------------

38 | Annual Report

Franklin Templeton Global Trust

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON HARD CURRENCY FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                                                              Annual Report | 39

                                            This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS
INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet
  Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
 Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 5, 6
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic
Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products
 Trust 10

1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2.The fund is only open to existing shareholders and select retirement plans. 3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6.Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.
7.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable. 8.Portfolio of insured municipal securities.
9.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
10.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/04Not part of the annual report

[LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TEMPLETON
HARD CURRENCY FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

412 A2004 12/04


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $39,143 for the fiscal year ended October 31, 2004 and $17,173 for the fiscal year ended October 31, 2003.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $68 for the fiscal year ended October 31, 2004 and $0 for the fiscal year ended October 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2004 and $12,000 for the fiscal year ended October 31, 2003. The services for which these fees were paid included a review of an ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $68 for the fiscal year ended October 31, 2004 and $12,000 for the fiscal year ended October 31, 2003.

(h) No disclosures are required by this Item 4(h).

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON GLOBAL TRUST

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 16, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 16, 2004


By /s/Galen G. Vetter
      Chief Financial Officer
Date    December 16, 2004